Madison ETFs Trust
Supplement dated December 1, 2023

This Supplement dated December 1, 2023, amends the Statutory Prospectus for the
Madison ETFs Trust (the Trust”) and its separate investment portfolios (each a “Fund,” and collectively, the “Funds”), dated August 8, 2023, as amended.

At special meetings of shareholders held on August 28,2023 for the Madison Mosaic Income Opportunities ETF, Madison Short Term-Strategic Income ETF and Madison Aggregate Bond ETF, and on November 30, 2023 for the Madison Covered Call ETF and Dividend Value ETF (the “Meetings”), shareholders of each Fund approved a new investment advisory agreement between the Trust, on behalf of their Fund, and the Adviser, Madison Asset Management, LLC.
The voting results will be communicated to shareholders in the Funds’ semiannual report for the period ended December 31, 2023.

Please keep this Supplement with your Prospectus for future reference.

MF-ETF STATSUP3 1223